Exhibit 99.1

Snap Inc. Announces Third Quarter 2021 Financial Results

Daily Active Users increased 23% year-over-year to 306 million

Revenue increased 57% year-over-year to $1,067 million

Net loss improved 64% and Adjusted EBITDA improved 209% year-over-year

SANTA MONICA, Calif. – October 21, 2021 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter ended September 30, 2021.

Financial Highlights

•	Revenue increased 57% to $1,067 million in Q3 2021, compared to the prior year.
•	Net loss improved 64% to $(72) million in Q3 2021, compared to the prior year.
•	Adjusted EBITDA improved 209% to $174 million in Q3 2021, compared to the prior year.
•	Operating cash flow was $72 million in Q3 2021, compared to $(55) million in the prior year.
•	Free Cash Flow was $52 million in Q3 2021, compared to $(70) million in the prior year.
•	Common shares outstanding plus shares underlying stock-based awards totaled 1,698 million at September 30, 2021, compared to 1,624 million one year ago.

“Snap celebrated its 10th anniversary this quarter, and we are excited about the long-term opportunity and potential for our business, as we grew our community to 306 million daily active users, and grew our revenue 57% year-over-year to reach $1.067 billion for the quarter,” said Evan Spiegel, CEO. “We’re now operating at the scale necessary to navigate significant headwinds, including changes to the iOS platform that impact the way advertising is targeted, measured, and optimized, as well as global supply chain issues and labor shortages impacting our partners. We will continue to focus on delivering strong results for our advertising partners and innovating to expand the capabilities of our platform and better serve our community.”

	Three Months Ended September 30,		Percent	Nine Months Ended September 30,		Percent
	2021	2020	Change	2021	2020	Change
(Unaudited)	(in thousands, except per share amounts)
Revenue	$1,067,471	$678,668	57%	$2,819,163	$1,595,304	77%
Operating loss	$(180,824)	$(167,864)	(8)%	$(676,942)	$(764,836)	11%
Net loss	$(71,959)	$(199,853)	64%	$(510,505)	$(831,740)	39%
Adjusted EBITDA(1)	$174,199	$56,361	209%	$289,893	$(120,446)	341%
Cash provided by (used in) operating activities	$71,552	$(54,828)	231%	$107,352	$(115,099)	193%
Free Cash Flow(2)	$51,716	$(69,555)	174%	$62,042	$(156,484)	140%
Diluted net loss per share attributable to common stockholders	$(0.05)	$(0.14)	67%	$(0.33)	$(0.58)	43%
Non-GAAP diluted net income (loss) per share(3)	$0.17	$0.01	2,089%	$0.27	$(0.16)	271%
Common shares outstanding plus shares underlying stock-based awards	1,697,879	1,623,630	5%	1,697,879	1,623,630	5%

(1)	See page 10 for reconciliation of net loss to Adjusted EBITDA.
(2)	See page 10 for reconciliation of cash provided by (used in) operating activities to Free Cash Flow.
(3)	See page 11 for reconciliation of GAAP diluted net loss per share to non-GAAP diluted net income (loss) per share.

Q3 2021 Summary & Key Highlights

The Snapchat community is active, engaged, and growing:

•	DAUs were 306 million in Q3 2021, an increase of 57 million, or 23%, year-over-year.
•	Year-over-year growth in DAUs has exceeded 20% for four consecutive quarters.

We invested and innovated in our camera and augmented reality platforms:

•	We released the next generation of Scan, adding new categories of intelligence to Scan and allowing Snapchatters to access our powerful visual search capabilities right from the Camera home screen.
•

In Q3 2021, five of our new augmented reality Lenses driven by SnapML, our machine learning platform in Lens Studio,  generated more than 1 billion impressions each, achieving over 11 billion impressions in total.

•	We featured nine new community try-on Lenses for Fashion Week, drawing inspiration from unique trends within the major Fashion Week cities to showcase virtual outfits.
•	We partnered with SignAll to introduce three AR Lenses teaching Snapchatters how to fingerspell in American Sign Language.
•

We partnered with Sotheby’s to launch the ‘The Final Christo: Original Works for The Arc de Triomphe’ Lens, allowing Snapchatters to experience Christo and Jeanne-Claude’s artistic rendition of the Arc de Triomphe from anywhere in the world.

We invested in our content offerings:

•	Content submissions on Spotlight more than doubled relative to the prior quarter.
•	We launched Spotlight Challenges in the U.S., our newest addition to the Creator Fund that rewards top-performing submissions for specific content categories with monetary prizes.
•	In Q3 2021, 15 different Discover partners each reached over 50 million unique Snapchatters.
•	We launched new Discover channels in 14 different countries, including 22 new channels in each of India and the U.K.
•	Two of our new Snap Originals, “Meme Mom” and “Honestly Loren”, reached over 10 million viewers each.

We expanded our product and partner ecosystem:

•

We introduced 3D Bitmoji in Profiles, which enables Snapchatters to express themselves with a 3D version of their digital avatar, and over 170 million Snapchatters have engaged with their 3D Bitmoji Profile since launch.

•	We introduced My Places, a new feature on the Snap Map where Snapchatters can find personalized recommendations of places to eat and visit based on their friends’ interests.
•	We launched our Run for Office Mini, allowing Snapchatters in the U.S. to explore hundreds of opportunities to run for public office based on their interests and location.
•	We partnered with HBO Max to launch a new Mini where Snapchatters in the U.S. can stream full-length episodes of popular HBO Max shows simultaneously with their friends.
•	We launched our Birthday Mini, allowing Snapchatters to see their friends’ birthdays and send personalized greetings, which was used by over 10 million Snapchatters in the first 21 days after launch.

We expanded our offering for advertisers:

•

We launched our ‘Open Your Snapchat’ marketing campaign, which invites both consumers and advertisers to experience augmented reality, unlocking hundreds of custom experiences localized to several different markets across the globe.

•	We introduced Snapchat Trends for advertisers, which highlights popular keywords shared among the Snapchat community and helps advertisers better engage their audience.
•	We introduced Campaign Lab, which allows advertisers to better track and analyze their split tests to gain insights for future campaigns.
•	We announced The AR Lab, our partnership with WPP to help clients build and deliver immersive experiences on Snapchat using AR.
•	We announced the launch of Arcadia, our new global creative studio for branded AR, which will develop new technology and deliver impactful and effective AR experiences to brand and agency partners.

Financial Guidance

The following forward-looking statements reflect our expectations for the fourth quarter of 2021 as of October 21, 2021, and are subject to substantial uncertainty. This guidance assumes constant foreign currency rates, and among other things, that no business acquisitions, investments, restructurings, or legal settlements are concluded in the quarter. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

Q4 2021 Outlook

•	Revenue is estimated to be between $1,165 million and $1,205 million.
•	Adjusted EBITDA is estimated to be between $135 million and $175 million.

Conference Call Information

Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.

Snap Inc. uses the investor.snap.com and snap.com/news websites as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.

Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.

Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.

A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”

About Snap Inc.

Snap Inc. is a camera company. We believe that reinventing the camera represents our greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact

Investors and Analysts:

ir@snap.com

Press:

press@snap.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including our financial outlook and the ongoing COVID-19 pandemic that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of profitability to date; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; and future acquisitions or investments, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s periodic report that will be filed with the SEC for the period covered by this press release and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net loss, which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and other payroll related tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net loss and weighted average diluted shares are then used to calculate non-GAAP diluted net loss per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(71,959)	$(199,853)	$(510,505)	$(831,740)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	32,510	21,804	84,278	63,933
Stock-based compensation	300,898	192,080	794,571	550,300
Amortization of debt discount and issuance costs	1,109	24,503	3,301	56,478
(Gains) losses on debt and equity securities, net	(121,007)	4,142	(223,527)	12,114
Induced conversion expense related to convertible notes	4,536	—	41,538	—
Other	(732)	1,924	4,019	(443)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(132,908)	(151,856)	(178,044)	(43,310)
Prepaid expenses and other current assets	(4,191)	(10,608)	(15,562)	(19,352)
Operating lease right-of-use assets	11,470	10,054	35,217	28,307
Other assets	(4,204)	3,390	(5,440)	2,343
Accounts payable	11,084	3,435	17,430	11,448
Accrued expenses and other current liabilities	56,687	61,595	89,726	94,368
Operating lease liabilities	(13,911)	(15,760)	(35,265)	(40,739)
Other liabilities	2,170	322	5,615	1,194
Net cash provided by (used in) operating activities	71,552	(54,828)	107,352	(115,099)
Cash flows from investing activities
Purchases of property and equipment	(19,836)	(14,727)	(45,310)	(41,385)
Strategic investments	(735)	(3,500)	(33,510)	(95,341)
Cash paid for acquisitions, net of cash acquired	(37,375)	(33,508)	(176,591)	(53,712)
Purchases of marketable securities	(609,176)	(1,148,344)	(1,896,766)	(2,576,892)
Sales of marketable securities	19,999	155,899	367,555	373,857
Maturities of marketable securities	492,921	668,930	2,006,744	1,898,176
Other	(1,000)	—	35,100	(500)
Net cash provided by (used in) investing activities	(155,202)	(375,250)	257,222	(495,797)
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	—	—	1,137,227	988,582
Purchase of capped calls	—	—	(86,825)	(100,000)
Proceeds from the exercise of stock options	4,045	2,434	11,755	26,041
Net cash provided by financing activities	4,045	2,434	1,062,157	914,623
Change in cash, cash equivalents, and restricted cash	(79,605)	(427,644)	1,426,731	303,727
Cash, cash equivalents, and restricted cash, beginning of period	2,052,879	1,252,631	546,543	521,260
Cash, cash equivalents, and restricted cash, end of period	$1,973,274	$824,987	$1,973,274	$824,987
Supplemental disclosures
Cash paid for income taxes, net	$1,940	$1,309	$16,228	$2,679
Cash paid for interest	$3,508	$5,113	10,249	10,378

SNAP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$1,067,471	$678,668	$2,819,163	$1,595,304
Costs and expenses:
Cost of revenue	443,473	293,095	1,301,095	796,959
Research and development	412,021	283,639	1,131,272	783,115
Sales and marketing	217,526	143,511	547,536	397,834
General and administrative	175,275	126,287	516,202	382,232
Total costs and expenses	1,248,295	846,532	3,496,105	2,360,140
Operating loss	(180,824)	(167,864)	(676,942)	(764,836)
Interest income	1,257	2,801	3,645	16,158
Interest expense	(4,031)	(28,212)	(13,626)	(68,052)
Other income (expense), net	112,631	(5,669)	176,971	(14,483)
Loss before income taxes	(70,967)	(198,944)	(509,952)	(831,213)
Income tax benefit (expense)	(992)	(909)	(553)	(527)
Net loss	$(71,959)	$(199,853)	$(510,505)	$(831,740)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.05)	$(0.14)	$(0.33)	$(0.58)
Diluted	$(0.05)	$(0.14)	$(0.33)	$(0.58)
Weighted average shares used in computation of net loss per share:
Basic	1,580,966	1,466,420	1,543,568	1,446,040
Diluted	1,580,966	1,466,420	1,543,568	1,446,040

SNAP INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

	September 30, 2021	December 31, 2020
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$1,972,358	$545,618
Marketable securities	1,509,463	1,991,922
Accounts receivable, net of allowance	913,539	744,288
Prepaid expenses and other current assets	76,669	56,147
Total current assets	4,472,029	3,337,975
Property and equipment, net	189,946	178,709
Operating lease right-of-use assets	291,181	269,728
Intangible assets, net	261,131	105,929
Goodwill	1,484,108	939,259
Other assets	412,770	192,638
Total assets	$7,111,165	$5,024,238
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$91,769	$71,908
Operating lease liabilities	56,191	41,077
Accrued expenses and other current liabilities	660,536	554,342
Total current liabilities	808,496	667,327
Convertible senior notes, net	2,252,079	1,675,169
Operating lease liabilities, noncurrent	292,506	287,292
Other liabilities	317,968	64,474
Total liabilities	3,671,049	2,694,262
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,349,890 shares issued and outstanding at September 30, 2021, and 3,000,000 shares authorized, 1,248,010 shares issued and outstanding at December 31, 2020.	13	12
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 23,636 shares issued and outstanding at September 30, 2021, and 700,000 shares authorized, 23,696 shares issued and outstanding at December 31, 2020.	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,627 shares issued and outstanding at September 30, 2021, and 260,888 shares authorized, 231,627 shares issued and outstanding at December 31, 2020.	2	2
Additional paid-in capital	11,737,338	10,200,141
Accumulated other comprehensive income (loss)	9,779	21,363
Accumulated deficit	(8,307,016)	(7,891,542)
Total stockholders’ equity	3,440,116	2,329,976
Total liabilities and stockholders’ equity	$7,111,165	$5,024,238

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Free Cash Flow reconciliation:
Net cash provided by (used in) operating activities	$71,552	$(54,828)	$107,352	$(115,099)
Less:
Purchases of property and equipment	(19,836)	(14,727)	(45,310)	(41,385)
Free Cash Flow	$51,716	$(69,555)	$62,042	$(156,484)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Adjusted EBITDA reconciliation:
Net loss	$(71,959)	$(199,853)	$(510,505)	$(831,740)
Add (deduct):
Interest income	(1,257)	(2,801)	(3,645)	(16,158)
Interest expense	4,031	28,212	13,626	68,052
Other (income) expense, net	(112,631)	5,669	(176,971)	14,483
Income tax (benefit) expense	992	909	553	527
Depreciation and amortization	32,510	21,804	84,278	63,933
Stock-based compensation expense	300,898	192,080	794,571	550,300
Payroll and other tax expense related to stock-based compensation	21,615	10,341	87,986	30,157
Adjusted EBITDA	$174,199	$56,361	$289,893	$(120,446)

Total depreciation and amortization expense by function:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Depreciation and amortization expense:
Cost of revenue	$4,876	$5,615	$14,879	$16,672
Research and development	17,321	9,526	42,715	26,904
Sales and marketing	6,306	3,233	14,654	9,780
General and administrative	4,007	3,430	12,030	10,577
Total	$32,510	$21,804	$84,278	$63,933

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)

(in thousands, except per share amounts, unaudited)

Total stock-based compensation expense by function:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Stock-based compensation expense:
Cost of revenue	$9,132	$2,623	$14,635	$6,471
Research and development	198,893	132,003	537,177	377,836
Sales and marketing	51,675	27,393	118,250	79,306
General and administrative	41,198	30,061	124,509	86,687
Total	$300,898	$192,080	$794,571	$550,300

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Non-GAAP net income (loss) reconciliation:
Net loss	$(71,959)	$(199,853)	$(510,505)	$(831,740)
Amortization of intangible assets	18,148	8,422	42,956	23,780
Stock-based compensation expense	300,898	192,080	794,571	550,300
Payroll and other tax expense related to stock-based compensation	21,615	10,341	87,986	30,157
Income tax adjustments	(208)	388	182	415
Non-GAAP net income (loss)	$268,494	$11,378	$415,190	$(227,088)

Weighted-average common shares - Diluted	1,580,966	1,466,420	1,543,568	1,446,040

Non-GAAP diluted net income (loss) per share reconciliation:
Diluted net loss per share	$(0.05)	$(0.14)	$(0.33)	$(0.58)
Non-GAAP adjustment to net loss	0.22	0.15	0.60	0.42
Non-GAAP diluted net income (loss) per share	$0.17	$0.01	$0.27	$(0.16)

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS

(dollars and shares in thousands, except per user amounts, unaudited)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Cash Flows and Shares
Net cash provided by (used in) operating activities	$(66,554)	$(54,828)	$(52,545)	$136,886	$(101,086)	$71,552
Net cash provided by (used in) operating activities - YoY (year-over-year)	31%	28%	21%	(2,079)%	(52)%	231%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$(203,262)	$(181,941)	$(167,644)	$(37,041)	$(71,573)	$54,807
Purchases of property and equipment	$(15,767)	$(14,727)	$(16,447)	$(10,851)	$(14,623)	$(19,836)
Purchases of property and equipment - YoY	107%	86%	81%	—	(7)%	35%
Purchases of property and equipment - TTM	$(43,689)	$(50,478)	$(57,832)	$(57,792)	$(56,648)	$(61,757)
Free Cash Flow	$(82,321)	$(69,555)	$(68,992)	$126,035	$(115,709)	$51,716
Free Cash Flow - YoY	20%	17%	9%	2,835%	(41)%	174%
Free Cash Flow - TTM	$(246,951)	$(232,419)	$(225,476)	$(94,833)	$(128,221)	$(6,950)
Common shares outstanding	1,463,620	1,484,716	1,503,333	1,519,001	1,576,744	1,605,153
Common shares outstanding - YoY	7%	7%	6%	6%	8%	8%
Shares underlying stock-based awards	152,526	138,914	126,287	110,190	104,516	92,726
Shares underlying stock-based awards - YoY	(16)%	(21)%	(21)%	(26)%	(31)%	(33)%
Total common shares outstanding plus shares underlying stock-based awards	1,616,146	1,623,630	1,629,620	1,629,191	1,681,260	1,697,879
Total common shares outstanding plus shares underlying stock-based awards - YoY	4%	4%	3%	3%	4%	5%

Results of Operations
Revenue	$454,158	$678,668	$911,322	$769,584	$982,108	$1,067,471
Revenue - YoY	17%	52%	62%	66%	116%	57%
Revenue - TTM	$1,923,723	$2,156,193	$2,506,626	$2,813,732	$3,341,682	$3,730,485
Revenue by region(1)
North America	$306,740	$492,928	$659,163	$552,972	$701,735	$786,917
North America - YoY	18%	56%	73%	75%	129%	60%
North America - TTM	$1,320,447	$1,497,347	$1,774,481	$2,011,803	$2,406,798	$2,700,787
Europe	$78,635	$102,480	$141,608	$113,619	$152,268	$153,121
Europe - YoY	30%	49%	54%	49%	94%	49%
Europe - TTM	$315,559	$349,486	$399,221	$436,342	$509,975	$560,616
Rest of World	$68,783	$83,260	$110,551	$102,993	$128,105	$127,433
Rest of World - YoY	2%	35%	27%	46%	86%	53%
Rest of World - TTM	$287,717	$309,360	$332,924	$365,587	$424,909	$469,082
Operating loss	$(310,608)	$(167,864)	$(97,236)	$(303,606)	$(192,512)	$(180,824)
Operating loss - YoY	(2)%	27%	62%	(6)%	38%	(8)%
Operating loss - Margin	(68)%	(25)%	(11)%	(39)%	(20)%	(17)%
Operating loss - TTM	$(1,079,421)	$(1,018,432)	$(862,072)	$(879,314)	$(761,218)	$(774,178)
Net loss	$(325,951)	$(199,853)	$(113,099)	$(286,882)	$(151,664)	$(71,959)
Net loss - YoY	(28)%	12%	53%	6%	53%	64%
Net loss - TTM	$(1,099,966)	$(1,072,444)	$(944,839)	$(925,785)	$(751,498)	$(623,604)
Adjusted EBITDA	$(95,570)	$56,361	$165,609	$(1,709)	$117,403	$174,199
Adjusted EBITDA - YoY	(21)%	233%	291%	98%	223%	209%
Adjusted EBITDA - Margin(2)	(21)%	8%	18%	—	12%	16%
Adjusted EBITDA - TTM	$(176,875)	$(78,139)	$45,163	$124,691	$337,664	$455,502

(1)

Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.

(2)	We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)

(dollars and shares in thousands, except per user amounts, unaudited)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Other
DAU (in millions)	238	249	265	280	293	306
DAU - YoY	17%	18%	22%	22%	23%	23%
DAU by region (in millions)
North America	90	90	92	93	95	96
North America - YoY	9%	7%	6%	5%	6%	7%
Europe	71	72	74	77	78	80
Europe - YoY	12%	10%	10%	9%	10%	11%
Rest of World	77	87	99	111	120	130
Rest of World - YoY	37%	43%	55%	57%	55%	49%
ARPU	$1.91	$2.73	$3.44	$2.74	$3.35	$3.49
ARPU - YoY	—	28%	33%	36%	76%	28%
ARPU by region
North America	$3.40	$5.49	$7.19	$5.94	$7.37	$8.20
North America - YoY	8%	46%	63%	66%	116%	49%
Europe	$1.10	$1.43	$1.91	$1.48	$1.95	$1.92
Europe - YoY	16%	36%	39%	36%	76%	34%
Rest of World	$0.89	$0.95	$1.11	$0.93	$1.07	$0.98
Rest of World - YoY	(26)%	(6)%	(18)%	(7)%	20%	3%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	3,550	3,713	3,863	4,043	4,667	5,190
Employees - YoY	30%	28%	21%	18%	31%	40%

Depreciation and amortization expense
Cost of revenue	$5,532	$5,615	$5,533	$5,276	$4,727	$4,876
Research and development	8,463	9,526	10,723	11,036	14,358	17,321
Sales and marketing	3,381	3,233	3,136	3,186	5,162	6,306
General and administrative	3,549	3,430	3,419	4,000	4,023	4,007
Total	$20,925	$21,804	$22,811	$23,498	$28,270	$32,510
Depreciation and amortization expense - YoY	(8)%	6%	11%	11%	35%	49%

Stock-based compensation expense
Cost of revenue	$2,066	$2,623	$2,896	$2,656	$2,847	$9,132
Research and development	127,516	132,003	155,436	163,793	174,491	198,893
Sales and marketing	27,107	27,393	28,964	29,084	37,491	51,675
General and administrative	29,482	30,061	32,586	41,450	41,771	41,198
Total	$186,171	$192,080	$219,882	$237,073	$256,600	$300,898
Stock-based compensation expense - YoY	(5)%	19%	32%	38%	38%	57%